Exhibit 24

POWER OF ATTORNEY

Know all by these presents that Steven M. Taslitz, does hereby make, constitute and appoint M. Avi Epstein as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (in the undersigned’s individual capacity), to execute and deliver such forms that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Adeptus Health Inc. (i) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, statements on Form 3, Form 4 and Form 5 (including any amendments thereto) and (ii) in connection with any applications for EDGAR access codes or replacement codes, including without limitation the Form ID and Update Passphrase documents. The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of Adeptus Health Inc., unless earlier revoked in writing. The undersigned acknowledges that M. Avi Epstein is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

By:	/s/ Steven M. Taslitz
Steven M. Taslitz

Date: June 19, 2014

POWER OF ATTORNEY

Know all by these presents that Merrick M. Elfman, does hereby make, constitute and appoint M. Avi Epstein as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (in the undersigned’s individual capacity), to execute and deliver such forms that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Adeptus Health Inc. (i) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, statements on Form 3, Form 4 and Form 5 (including any amendments thereto) and (ii) in connection with any applications for EDGAR access codes or replacement codes, including without limitation the Form ID and Update Passphrase documents. The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of Adeptus Health Inc., unless earlier revoked in writing. The undersigned acknowledges that M. Avi Epstein is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

By:	/s/ Merrick M. Elfman
Merrick M. Elfman

Date: June 19, 2014

POWER OF ATTORNEY

Know all by these presents that Douglas L. Becker, does hereby make, constitute and appoint M. Avi Epstein as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (in the undersigned’s individual capacity), to execute and deliver such forms that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Adeptus Health Inc. (i) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, statements on Form 3, Form 4 and Form 5 (including any amendments thereto) and (ii) in connection with any applications for EDGAR access codes or replacement codes, including without limitation the Form ID and Update Passphrase documents. The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of Adeptus Health Inc., unless earlier revoked in writing. The undersigned acknowledges that M. Avi Epstein is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

By:	/s/ Douglas L. Becker
Douglas L. Becker

Date: June 20, 2014

POWER OF ATTORNEY

Know all by these presents that Eric D. Becker, does hereby make, constitute and appoint M. Avi Epstein as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (in the undersigned’s individual capacity), to execute and deliver such forms that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Adeptus Health Inc. (i) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, statements on Form 3, Form 4 and Form 5 (including any amendments thereto) and (ii) in connection with any applications for EDGAR access codes or replacement codes, including without limitation the Form ID and Update Passphrase documents. The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of Adeptus Health Inc., unless earlier revoked in writing. The undersigned acknowledges that M. Avi Epstein is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

By:	/s/ Eric D. Becker
Eric D. Becker

Date: June 19, 2014

POWER OF ATTORNEY

Know all by these presents that R. Christopher Hoehn-Saric, does hereby make, constitute and appoint M. Avi Epstein as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (in the undersigned’s individual capacity), to execute and deliver such forms that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Adeptus Health Inc. (i) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, statements on Form 3, Form 4 and Form 5 (including any amendments thereto) and (ii) in connection with any applications for EDGAR access codes or replacement codes, including without limitation the Form ID and Update Passphrase documents. The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of Adeptus Health Inc., unless earlier revoked in writing. The undersigned acknowledges that M. Avi Epstein is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

By:	/s/ R. Christopher Hoehn-Saric
R. Christopher Hoehn-Saric

Date: June 19, 2014